FIRST AMENDMENT TO AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into effective as of the 4th day of March, 2019, by and between Apex Park at Pima, L.L.C., an Arizona limited liability company and its assignee under the substitute lease (collectively, "Seller") and Axon Enterprise Holding Company, LLC, a Delaware limited liability company ("Buyer").

R E C I T A L S

A.    Seller and Buyer entered into that certain Amended and Restated Purchase and Sale Agreement (the "Agreement"), dated December 13, 2018.

B.    Seller and Buyer desire to modify and amend the Agreement as set forth in this Amendment on the terms and conditions set forth herein.

C.    Capitalized terms not expressly otherwise defined in this Amendment shall have the same meanings as are ascribed to them in the Agreement.

A G R E E M E N T S

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Seller and Buyer hereby modify and amend the Agreement and agree as follows:

1.Section 3.1. - Due Diligence Period. Section 3.1. shall be deleted and replaced as follows:

3.1. Due Diligence Period. The "Due Diligence Period" shall commence on the Effective Date and expire on May 3, 2019 (the "Due Diligence Deadline Date").

2.Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.Counterparts. This Amendment may be executed in one or more counterparts by the parties hereto and all counterparts taken together shall constitute one and the same document. The parties hereto agree that signature pages from one or more counterparts may be removed from such counterparts and such signature pages may be attached to a single instrument so that the signatures of all parties may be physically attached to a single counterpart hereof.

4.Full Force and Effect. The Agreement, as amended by this Amendment, was fully, duly and properly executed by and on behalf of Seller and Buyer, and is in full force and effect and is binding upon Seller and Buyer.

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Amendment as of the day and year second above written.

SELLER:

APEX Park at Pima, L.L.C.,
an Arizona limited liability company

By:	Alter Park at Pima, L.L.C.,
a Delaware limited liability company

By: 18-Chai Corp., an Illinois corporation
Its: Manager
By:    ________________________
Name:    ________________________
Title:    ________________________
Date:    ________________________

BUYER:
AXON ENTERPRISE HOLDING COMPANY, LLC,
a Delaware limited liability company

By:    _________________________
Name:    ________________________
Title:    ________________________
Date:    _________________________